Exhibit 10.30

REDACTED

Certain identified information, indicated by [*****], has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.

CONFIDENTIAL

EXECUTION VERSION

TERMINATION AGREEMENT

between

CUREVAC AG

and

ELI LILLY AND COMPANY

This TERMINATION AGREEMENT is effective as of June 26, 2020 (the “Termination Date”) and is entered into by and among:

CUREVAC AG, a German corporation (“CureVac AG”), having a place of business at Friedrich-Miescher-Strasse 15, 72076 Tübingen, Germany;

CUREVAC REAL ESTATE GMBH, a German limited liability company, having a place of business at Friedrich-Miescher-Strasse 15, 72076 Tübingen, Germany (CureVac AG and CureVac Real Estate GmbH jointly “CureVac”) and

ELI LILLY AND COMPANY, an Indiana corporation (“Lilly”), having a place of business at Lilly Corporate Center, Indianapolis, Indiana 46285.

INTRODUCTION

A.               WHEREAS, CureVac AG and Lilly are parties to that certain License and Collaboration Agreement effective as of November 29, 2017 (“License Agreement”), and CureVac Real Estate GmbH and Lilly are parties to that certain Early Clinical Supply Agreement dated July 5, 2018, and related Quality Agreement dated June 29, 2018 (“Supply and Quality Agreements”);

B.                WHEREAS, Lilly has informed CureVac that it intends to terminate the License Agreement in accordance with Section 11.2 (Termination at Will by Lilly), unless the Parties agree to mutually terminate the License Agreement.

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CONFIDENTIAL

EXECUTION VERSION

C.               WHEREAS, CureVac and Lilly are interested in an early termination of the License Agreement and the Supply and Quality Agreements, and an agreement on the consequences of such termination which will allow CureVac to continue the Development Program (as defined in the License Agreement), and Lilly to reevaluate the program after completion of the first Phase I Study.

NOW THEREFORE, in consideration of the foregoing premises and the following mutual covenants, agreements and stipulations set forth herein, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

Article I – Definitions

All capitalized terms used in this Termination Agreement shall have the meaning as defined in the License Agreement, unless otherwise defined herein. In case of conflict or inconsistency between the provisions of the Termination Agreement and any surviving provision of the License Agreement, the provisions of this Termination Agreement shall prevail.

Article II – Termination

2.1	The Parties hereby agree that the License Agreement and the Supply and Quality Agreements terminate on the Termination Date. Consistent with Section 11.4(c)(i), as of the Termination Date, all rights licensed to Lilly under the License Agreement, including the rights to the CureVac Intellectual Property automatically revert back to CureVac AG, and CureVac shall be free to use, license and transfer these rights.

2.2	The Parties agree that, subject only to the rights and obligations under this Termination Agreement, and with the exception of Section 11.6 of the License Agreement (Accrued and Surviving Obligations), all rights and obligations under the License Agreement and Supply and Quality Agreements terminate as of the Termination Date, and neither Lilly nor CureVac have any further claims under the License Agreement or the Supply and Quality Agreements; provided, that, notwithstanding anything to the contrary in the License Agreement, the Parties acknowledge and agree that with respect to the survival of Section 11.4, only Sections 11.4(a), 11.4(c)(i), 11.4(c)(v) and 11.4(e) shall survive; and (ii) Section 13.4 of the Early Clinical Supply Agreement referred to in the INTRODUCTION above shall be of no further force or effect and Lilly has no liability in connection any unused capacity.

Article III – Transfers and Support

3.1	Development Data. Within [*****] of the Termination Date, Lilly shall provide access to CureVac to [*****] developed under the Development Program, and all [*****], and that are both (i) in Lilly’s or its Affiliates’ possession and control, and (ii) set forth on Exhibit 3.1 hereto. The Parties acknowledge and agree that the items set forth on Exhibit 3.1 hereto are [*****] of the [*****] work performed by Lilly under the License Agreement. Upon CureVac’s reasonable request, Lilly may provide support to CureVac through employees, for up to a total of [*****] of personnel time, to reasonably support CureVac in the preparation of the IND for the Initial Product.

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EXECUTION VERSION

3.2	Intellectual Property. Lilly shall reassign and retransfer, and hereby reassigns and retransfers to CureVac AG the composition of matter patent titled [*****], and any Patents based thereon [*****], which had been assigned and transferred from CureVac AG to Lilly under the License Agreement, provided such Patents have not been withdrawn or abandoned in accordance with CureVac’s instructions. CureVac hereby accepts the reassignment and retransfer. Lilly shall execute and deliver all such documents, instruments and other papers and take all such other action which CureVac may reasonably request in order to effect the assignment and transfer; provided, that any reasonable and documented costs and expenses that Lilly incurs in connection with providing such assistance beyond executing an initial assignment of such patent shall be reimbursed by CureVac in accordance with payment terms to be reasonably agreed by the Parties in good faith. CureVac shall have the sole authority to enforce and defend the reassigned and retransferred [*****] composition of matter patent described above, at CureVac’s sole cost and expense. As of the Effective Date of this Termination Agreement, Lilly represents that, to the actual knowledge of those specific individuals involved in negotiating this Termination Agreement on behalf of Lilly, it has not [*****] – and none of its Affiliates have [*****] - [*****]. CureVac shall retain the right to demand from Lilly solely (without any further obligation to Lilly) the license under Section 11.4 (c)(ii)(y) of the License Agreement, provided, however, that CureVac may exercise such right at any time within [*****] after the Termination Date.

3.3	Material. Within [*****] of the Termination Date, Lilly shall transfer [*****] and [*****] all [*****] produced under the License Agreement or the Supply and Quality Agreements (collectively, “Materials”), and that are both (i) controlled by Lilly and (ii) in stock with Lilly or with a Third Party CMO on the Termination Date, including but not limited to [*****]. All Materials are transferred “as-is” with no representations or warranties and CureVac assumes full liability for any use or disposition of the Materials.

3.4	Consideration. In consideration, in part, for the transfers under Sections 3.1 to 3.3, CureVac agrees that Lilly will have no further cost liabilities under the License Agreement or Supply [*****] and commercial work, including wind-down fees, if any.

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Article IV – Right of First Negotiation

4.1	In the event CureVac, its Affiliate or sublicensee conduct and complete a [*****] of the Initial Product, CureVac, its Affiliate or sublicensee, will grant Lilly a right of first negotiation with respect to the Initial Product, to be exercised within [*****] after completion [*****] of such [*****].

4.2	For such purpose, CureVac, its Affiliate or sublicensee, will make available to Lilly within [*****] after completion of such [*****] a data package containing the final study report and additional data and documentation that Lilly may timely request, which may be reasonably required to evaluate the results of such [*****].

4.3	Within [*****] after receipt of both (to the extent applicable) the data package and any additional data or documentation that Lilly requests under Section 4.2 (i.e., within a maximum of [*****]), Lilly will inform CureVac AG, its Affiliate or sublicensee, whether Lilly is interested in negotiating an exclusive license to further develop, manufacture and commercialize the Initial Product at reasonable terms and conditions, reflecting [*****]. The terms and conditions of such license agreement will be negotiated within a term of another [*****] after notice by Lilly of its interest. For the avoidance of doubt, if Lilly is not interested in obtaining a license to the Initial Product, if it does not express its interest within [*****] after completion of the [*****], or if Lilly and CureVac AG, its Affiliate or sublicensee are not able to agree on the terms of such license within such additional [*****] period, all obligations under this Article 4 terminate, and CureVac, its Affiliate or sublicensee will be free to continue the development and/or grant rights to the Initial Product to any Third Party.

Article V – Confidentiality

5.1	This Termination Agreement shall be considered Confidential Information of both Parties and the disclosure of such Confidential Information requires the prior written consent of the other Party, such consent not to be unreasonably withheld, delayed or conditioned.

5.2	Notwithstanding Section 5.1, CureVac is entitled to approach Third Parties regarding a potential license with respect to the Initial Product, and the license or transfer of the intellectual property, development data and material which is transferred to CureVac under Article III above; provided, that any such license - if granted prior to the expiry of Lilly’s right of first negotiation under Article IV - shall be subject to Lilly’s right of first negotiation under Article IV. CureVac may inform such Third Party that the License Agreement has been terminated, and that CureVac has reacquired such rights and is free to license such rights to a Third Party subject to Lilly’s right of first negotiation under Article IV.

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Article VI – Miscellaneous

In addition to the specific section or article references contained herein, Section 10.7 (Limitations), Article IX (Confidentiality) and Article XII (Miscellaneous) of the License Agreement shall apply, mutatis mutandis, to this Termination Agreement.

[Signature Page Follows]

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EXECUTION VERSION

IN WITNESS WHEREOF, this Termination Agreement has been signed by the Parties hereto in two (2) originals, each Party acknowledging receipt of one original.

Signed on behalf of	)
CureVac AG	)
)
)
Signature of Authorized Officer:		/s/ Dr. Franz-Werner Haas	/s/ Pierre Kemula

Name of Authorized Officer (please print):	Dr. Franz-Werner Haas, Acting CEO & Pierre Kemula, CFO

Date Signed:	June 26, 2020

Signed on behalf of	)
CureVac Real Estate GmbH	)
)
)
Signature of Authorized Officer:		/s/ Dr. Florian von der Mülbe, CPO

Name of Authorized Officer (please print):	Dr. Florian von der Mülbe, CPO

Date Signed:	June 26, 2020

Signed on behalf of	)
Eli Lilly and Company	)
)
)
Signature of Authorized Officer:		/s/ Daniel Skovronsky

Name of Authorized Officer (please print):	Daniel Skovronsky

Date Signed:	06/29/2020

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CONFIDENTIAL

EXECUTION VERSION

Exhibit 3.1

Written Materials

[*****]

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